Intangible Assets Estimated Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2023	¥ 2,438	$ 353
2024	1,963	285
2025	1,606	233
2026	1,237	179
2027	1,049	152
Thereafter	137	20
Total	¥ 8,430	$ 1,222	¥ 10,052